SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2003


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-22056                                            86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS       DESCRIPTION
          --------       -----------

            99.1         Press Release of Rural/Metro Corporation, dated
                         May 20, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     On May 20, 2003, Rural/Metro Corporation, a Delaware corporation (the "Company"), issued a press release announcing that it has postponed its fiscal 2003 third-quarter announcement scheduled for Wednesday, May 21, 2003. On May 15, 2003, the Company filed a Form 8-K with the SEC announcing the need to increase its allowance for Medicare, Medicaid and contractual discounts and doubtful accounts in the range of $35 to $45 million. The Company has now determined that the charge will require a restatement of its financial statements of prior years. A copy of the May 20, 2003 release is filed herewith as Exhibit 99.1.

     The Registrant is making this disclosure under Item 12 of Form 8-K, but in accordance with SEC Release 33-8216, it is set forth under Item 9. The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURAL/METRO CORPORATION


Date: May 21, 2003                      By: /s/ John S. Banas III
                                            ------------------------------------
                                            John S. Banas III
                                            Senior Vice President

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT NO.         EXHIBIT
-----------         -------

   99.1             Press Release of Rural/Metro Corporation, dated May 20, 2003